UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2024 (the “8-K”), Movella Holdings Inc. (“Movella” or the “Company”) notified Nasdaq of the Company’s decision to voluntarily delist its shares of common stock, par value $0.00001 per share (the “Common Stock”), and its warrants exercisable for one share of Common Stock at an exercise price of $11.50 (the “Warrants” and together with the Common Stock, the “Securities”) from the Nasdaq Global Market. As disclosed in the 8-K, the Company had expected that the last trading day of the Securities on the Nasdaq Global Market would be on or about April 11, 2024. On March 22, 2024, however, Nasdaq notified the Company that trading of its Securities would be suspended after the Company files a Form 25 with the SEC on April 1, 2024, resulting in the last trading day for the Securities occurring on or about April 1, 2024 instead of on or about April 11, 2024, as previously thought. The Securities will remain listed on Nasdaq while trading is suspended until the effectiveness of the Form 25 filing on or about April 11, 2024, after which time the Securities will be delisted from Nasdaq.

Following the delisting of Movella’s Securities from trading on Nasdaq, any trading in the Securities would only occur in privately negotiated sales and potentially on an over‐the‐counter market. Movella expects to have its Securities quoted on a market operated by OTC Markets Group Inc. (the “OTC”) on April 12th so that a trading market may continue to exist for the Securities. There is no guarantee, however, that a broker will continue to make a market in the Securities or that trading thereof will continue on an OTC market or otherwise.

As previously disclosed, Movella’s Board of Directors (the “Board”) considered whether the significant costs and regulatory compliance burden of remaining a Nasdaq-listed company were in the best interests of the Company and its stockholders. The Board concluded that the Company could regain compliance in the given timeframe but decided that attempting to regain compliance was not in the best interest of the Company and its stockholders. The Board made this decision following its review and careful consideration of a number of factors, including, but not limited to, the Company’s current and likely future inability to comply with the continued listing requirements of the Nasdaq Global Market and the personnel resources and high costs of meeting Nasdaq Global Market disclosure and reporting requirements and related regulatory burdens, costs that have resulted and would continue to result in significant operating expense. In light of these factors, the Board determined that it is in the Company’s best interests that the Company redeploy these resources toward adequately funding the Company’s operations in the future.

Item 7.01	Regulation FD Disclosure.
On March 26, 2024, the Company issued a press release regarding the anticipated suspension of trading of the Securities on Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward Looking Statements

The disclosure contained in this current report contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of Movella’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to: the trading price and volatility of Movella’s securities, the effects of the expected delisting from Nasdaq and the impact and timing of actions by Nasdaq or OTC Markets, including the suspension of trading of the Securities. These forward-looking statements are subject to risks and uncertainties that could cause Movella’s actual results to differ materially and/or adversely from those expressed in or contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk factors contained in Movella’s SEC filings, including without limitation, Movella’s annual report on Form 10-K, quarterly reports on Form 10-Q, and subsequent filings made by Movella with the SEC. If any of the assumptions underlying the forward-looking statements prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this current report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated March 20, 2024 related to suspension of trading.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

March 26, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer